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EXHIBIT 99.4

MICROE SYSTEMS

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
APRIL 4, 2004 AND SEPTEMBER 28, 2003

                      (Stated in thousands of U.S. dollars)


                                                                                April 4,    September 28,
                                                                                  2004          2003
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                                     $  3,481      $  9,634
  Accounts receivable, net                                                         4,119         4,691
  Inventories                                                                      1,656         1,183
  Deferred taxes                                                                     639           639
  Prepaid expenses and other current assets                                          132           174
                                                                                --------      --------

           Total current assets                                                   10,027        16,321

PROPERTY AND EQUIPMENT--Net                                                          390           456

DEFERRED TAXES                                                                        46            46

OTHER ASSETS--Net                                                                    130            54
                                                                                --------      --------

TOTAL ASSETS                                                                    $ 10,593      $ 16,877
                                                                                ========      ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                              $    811      $    572
  Accrued income taxes                                                               888           487
  Accrued expenses                                                                   948         1,355
                                                                                --------      --------

           Total current liabilities                                               2,647         2,414

DEFERRED RENT                                                                         30            34
                                                                                --------      --------

           Total liabilities                                                       2,677         2,448
                                                                                --------      --------

COMMITMENTS AND CONTINGENCIES (Note 4)

REDEEMABLE PREFERRED STOCK:
  Class A Redeemable Preferred Stock, at liquidation value; $0.01 par value            0         2,638
  Class B Redeemable Preferred Stock, at liquidation value; $0.01 par value            0         5,142

STOCKHOLDERS' EQUITY:
  Common stock, $0.01 par value                                                        9             9
  Treasury stock, at cost                                                         (1,157)       (1,101)
  Additional paid-in capital                                                         794           701
  Accumulated other comprehensive gain (loss)                                         20           (23)
  Retained earnings                                                                8,250         7,063
                                                                                --------      --------

           Total stockholders' equity                                              7,916         6,649
                                                                                --------      --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                      $ 10,593      $ 16,877
                                                                                ========      ========

MICROE SYSTEMS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED APRIL 4, 2004 AND MARCH 30, 2003

                      (Stated in thousands of U.S. dollars)

                                                    2004                    2003
REVENUE                                           $ 12,895                $ 11,522

COST OF REVENUE                                      5,207                   4,691
                                                  --------                --------

GROSS MARGIN                                         7,688                   6,831
                                                  --------                --------

OPERATING EXPENSES:
  Research and development                           2,378                   2,323
  Selling and marketing                              2,342                   2,079
  General and administrative                         1,027                     900
                                                  --------                --------

           Total operating expenses                  5,747                   5,302
                                                  --------                --------

INCOME FROM OPERATIONS                               1,941                   1,529

OTHER INCOME/(EXPENSE)--Net                           (346)                     57
                                                  --------                --------

INCOME BEFORE INCOME TAX PROVISION                   1,595                   1,586

INCOME TAX PROVISION                                   402                     461
                                                  --------                --------

NET INCOME                                        $  1,193                $  1,125
                                                  --------                --------
PREFERRED STOCK DIVIDENDS AND ACCRETION                                        234
                                                  --------                --------
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS    $  1,193                $    891
                                                  ========                ========


MICROE SYSTEMS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 4, 2004 AND MARCH 30, 2003

                      (Stated in thousands of U.S. dollars)

                                                                                          2004          2003
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                            $  1,193      $  1,125
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                                            127           148
    Changes in operating assets and liabilities:
      Accounts receivable                                                                    572           745
      Inventories                                                                           (473)          (63)
      Prepaid expenses and other assets                                                       43           101
      Accounts payable                                                                       238          (186)
      Accrued income taxes                                                                   402           243
      Accrued expenses and other                                                            (413)         (260)
                                                                                        --------      --------

           Net cash provided by operating activities                                       1,689         1,853
                                                                                        --------      --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                                         (60)         (157)
  Decrease (increase) in other assets                                                        (76)            7
                                                                                        --------      --------

           Net cash used in investing activities                                            (136)         (150)
                                                                                        --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Redemption of preferred stock                                                           (7,785)
  Proceeds from the exercise of common stock options                                          93            21
  Purchase & settlement of treasury stock transactions                                       (56)          (31)
                                                                                        --------      --------

           Net cash used in financing activities                                          (7,748)          (10)
                                                                                        --------      --------

Effects of exchange rates on cash & cash equivalents                                          42           (10)
                                                                                        --------      --------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                 (6,153)        1,683

CASH AND CASH EQUIVALENTS--Beginning of period                                             9,634         9,010
                                                                                        --------      --------

CASH AND CASH EQUIVALENTS--End of period                                                $  3,481      $ 10,693
                                                                                        ========      ========

SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES--Accretion
  of dividends on redeemable preferred stock                                            $      0      $    234
                                                                                        ========      ========

MICROE SYSTEMS

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in $000s)

1.    NATURE OF OPERATIONS

      MicroE Systems (the "Company" or "MicroE") develops, manufactures and markets high-performance, position-sensing systems called encoders for motion-controlled applications. The Company's patented technology enables the development of encoders that are smaller and more robust while delivering high resolution and accuracy.

      The Company targets specific motion control applications in a variety of high-tech and industrial markets. These markets include data storage, semiconductor processing and packaging, electronics assembly and other high-precision industries. The Company sells to customers located throughout the world.

2.    BASIS OF PRESENTATION

      INTERIM FINANCIALS -- These unaudited interim condensed consolidated financial statements have been prepared by the Company in United States (U.S.) dollars and in accordance with accounting principles generally accepted in the U.S. for interim financial statements. The condensed consolidated financial statements reflect all adjustments and accruals, consisting only of adjustments and accruals of a normal recurring nature, which management considers necessary for a fair presentation of financial position and results of operations for the periods presented. The condensed consolidated interim financial statements should be read in conjunction with the consolidated financial statements and notes for the year ended September 28, 2003 included in Exhibit 99.3 of this Current Report on 8-K/A. The results for interim periods are not necessarily indicative of results to be expected for the year or for any future periods.

      PRINCIPLES OF CONSOLIDATION -- The accompanying condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, MicroE International, which operates branches in Japan, Singapore and Switzerland. All intercompany accounts and transactions have been eliminated in consolidation.

      USE OF ESTIMATES -- The Company's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. Such principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      INVENTORIES -- Inventories are valued at the lower of cost (first-in, first-out) or market. Inventories at April 4, 2004 and September 28, 2003 consist of the following:

                   APRIL 4,   SEPTEMBER 28,
                     2004         2003
Raw materials       $  998       $  745
Work-in-process        567          353
Finished goods          91           85
                    ------       ------

                    $1,656       $1,183
                    ======       ======

      RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS -- In May 2003, FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity," which establishes standards for how an issuer of financial instruments classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) if, at inception, the monetary value of the obligation is based solely or predominantly on a fixed monetary amount known at inception, or something other than the fair value of the issuer's equity shares, or on variation inversely related to changes in the fair value of the issuer's equity shares. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic companies, for which it is applicable for the first fiscal period beginning after December 15, 2004. The Company's outstanding preferred stock was redeemed and the Company paid the holders of the preferred stock during the six months ended April 4, 2004. The Company had no other securities outstanding impacted by SFAS 150.

3.    INCOME TAXES

      Income taxes have been provided in accordance with SFAS No. 109, "Accounting for Income Taxes," under which deferred tax assets and liabilities at the end of each period are determined based on the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases using enacted tax rates when such differences are expected to reverse. The Company establishes reserves for potential adjustments to its filed tax returns.

4.    COMMITMENTS AND CONTINGENCIES

      The Company is subject to asserted and unasserted claims that may arise in the ordinary course of business. In the opinion of management, it is remote that the ultimate resolution of any known matters will have a material adverse effect on the Company's financial condition, results of operations or cash flows.

5.    REDEEMABLE PREFERRED STOCK

      Redemption of Preferred Stock -- On September 30, 2003, holders of greater than 2/3 of Class A and Class B shares elected to require the Company to redeem all outstanding shares and cumulative unpaid dividends totaling $7,780. The Board of Directors voted to pay all cumulative dividends on the Class A and Class B accrued as of September 28, 2003. Such amounts totaled $2,642 and were paid by the Company in November 2003. The Company initially settled the obligation for the remaining balance due on the preferred stock by issuing notes. In addition, the Company paid additional 16% annual rate on the balance outstanding on the redeemed preferred shares until all amounts were settled. All amounts due were paid in full on March 26, 2004 and no remaining obligations related to the redemption remained at April 4, 2004.

                                                CLASS A REDEEMABLE          CLASS B REDEEMABLE
                                                      CLASS A                     CLASS B             TOTAL
                                              ----------------------       --------------------      -------
                                                NUMBER      CARRYING         NUMBER    CARRYING
                                              OF SHARES      VALUE         OF SHARES    VALUE
BALANCE--September 29, 2002                     44,154        2,519          36,000      4,854         7,373

  Accretion of dividends on Class A and B
    Redeemable Preferred Stock                                  119                        288           407
                                               -------      -------         -------    -------       -------

BALANCE--September 28, 2003                     44,154        2,638          36,000      5,142         7,780

  Redemption of Preferred Stock                (44,154)      (2,638)        (36,000)    (5,142)       (7,780)
                                               -------      -------         -------    -------       -------

BALANCE--April 4, 2004                               -      $     -               -    $     -       $     -
                                               =======      =======         =======    =======       =======

6.    OTHER

      ACCRUED EXPENSES -- Accrued expenses consist of the following as of April 4, 2004 and September 28, 2003:

                                                APRIL 4,           SEPTEMBER 28,
                                                  2004                 2003
Salaries and wages                               $  301               $  687
Vacation pay and employee benefits                  293                  175
Other                                               354                  493
                                                 ------               ------

                                                 $  948               $1,355
                                                 ======               ======

      WARRANTY -- The following table sets forth the activity in the Company's warranty accrual, included in accrued expenses:

  SIX MONTHS              BALANCE AT                                                     BALANCE AT
    ENDED                  BEGINNING       CHARGES TO COSTS          ACCRUAL               END OF
                           OF PERIOD          AND EXPENSES         REDUCTIONS              PERIOD
April 4, 2004                $ 414               $ (53)               $ (62)               $ 299
March 30, 2003                 367                 (59)                 104                  412

      REVENUE -- Revenue consists of the following for the six months ended April 4, 2004 and March 30, 2003:

                       APRIL 4,             MARCH 30,
                         2004                  2003
Products               $12,769               $11,077
Services                    58                   414
Other                       68                    31
                       -------               -------

                       $12,895               $11,522
                       =======               =======

7.    SUBSEQUENT EVENT

On April 12, 2004, the Company entered into an Agreement and Plan of Merger to be acquired by GSI Lumonics Inc. ("GSI"). The acquisition was completed on May 14, 2004 with GSI by means of a merger with the Company becoming an indirect wholly owned subsidiary of GSI.

Pursuant to the terms of the Merger Agreement, GSI paid the MicroE security holders $57,300 in cash in exchange for all of the Company's outstanding capital stock. The $57,300 was net of the Company's transaction costs that were unpaid at the time of the closing of the merger. The Company incurred approximately $1,200 of transaction costs relating primarily to professional services.

                                     ******